Quarterly Holdings Report
for
Fidelity Asset Manager® 30%
June 30, 2026
TAN-NPRT3-0826
1.849901.118
Bond Funds - 46.9%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	350,941	33,072,647
Fidelity Floating Rate Central Fund (c)	59,081	5,559,500
Fidelity High Income Central Fund (c)	102,834	11,290,193
Fidelity Inflation-Protected Bond Index Central Fund (c)	483,881	43,810,556
Fidelity International Credit Central Fund (c)	64,278	5,431,511
Fidelity Investment Grade Bond Central Fund (c)	9,768,880	960,280,882
TOTAL BOND FUNDS (Cost $1,120,141,642)		1,059,445,289

Domestic Equity Funds - 25.4%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	492,564	30,593,150
Fidelity Commodity Strategy Central Fund (c)	283,437	30,506,320
Fidelity Enhanced Large Cap Value ETF (b)	192,238	7,706,821
Fidelity Enhanced Mid Cap Core ETF (b)	313,561	12,724,305
Fidelity Enhanced Small Cap Core ETF (b)	784,201	37,869,067
Fidelity Fundamental Small-Mid Cap ETF (b)	410,290	15,677,181
Fidelity Hedged Equity ETF (b)	709,463	23,362,617
Fidelity Managed Futures ETF (b)	195,272	11,237,454
Fidelity Real Estate Equity Central Fund (c)	32,403	5,129,072
Fidelity U.S. Equity Central Fund (c)	2,361,618	399,514,984
TOTAL DOMESTIC EQUITY FUNDS (Cost $261,426,894)		574,320,971

International Equity Funds - 14.6%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (c)	298,302	109,635,087
Fidelity International Equity Central Fund (c)	1,606,113	209,822,544
iShares MSCI Canada ETF	196,986	11,354,273
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $188,231,219)		330,811,904

Short-Term Funds - 4.5%
	Shares	Value ($)
Fidelity Low Duration Bond ETF (b)(d) (Cost $102,291,436)	2,040,024	102,490,806

U.S. Treasury Obligations - 0.3%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/16/2026 (f)	3.65	1,100,000	1,098,350
US Treasury Bills 0% 7/2/2026 (f)	3.63 to 3.65	1,760,000	1,759,824
US Treasury Bills 0% 7/30/2026 (f)	3.62	240,000	239,305
US Treasury Bills 0% 7/9/2026 (f)	3.63	2,690,000	2,687,826
US Treasury Bills 0% 8/20/2026 (f)	3.60 to 3.61	240,000	238,775
US Treasury Bills 0% 8/27/2026 (f)	3.62	20,000	19,884
US Treasury Bills 0% 8/6/2026 (f)	3.63	200,000	199,277
US Treasury Bills 0% 9/10/2026 (f)	3.64 to 3.66	160,000	158,850
US Treasury Bills 0% 9/17/2026 (f)	3.66	50,000	49,605
US Treasury Bills 0% 9/24/2026 (f)	3.72	350,000	346,978
US Treasury Bills 0% 9/3/2026 (f)	3.66	50,000	49,675
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,848,399)			6,848,349

Money Market Funds - 8.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	3.69	187,670,569	187,708,103
Fidelity Securities Lending Cash Central Fund (g)(h)	3.69	15,373	15,375
TOTAL MONEY MARKET FUNDS (Cost $187,723,478)			187,723,478

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,866,663,068)	2,261,640,797
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,109,785)
NET ASSETS - 100.0%	2,260,531,012

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT 10Y US Treasury Notes Contracts (United States)	301	9/2026	33,034,750	172,267
CBOT US Treasury Ultra Bond Contracts (United States)	137	9/2026	15,832,063	415,087
TOTAL LONG				587,354
SHORT
CME E-Mini S&P 500 Index Contracts (United States)	(246)	9/2026	(92,843,475)	(811,028)
ICE MSCI EAFE Index Contracts (United States)	(153)	9/2026	(24,061,545)	52,324
ICE MSCI Emerging Markets Index Contracts (United States)	(89)	9/2026	(7,819,985)	(8,080)
TOTAL SHORT				(766,784)
TOTAL FUTURES CONTRACTS				(179,430)

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Security or a portion of the security is on loan at period end.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,848,349.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	161,145,784	129,439,733	102,877,348	4,831,344	(66)	-	187,708,103	187,670,569	0.3%
Fidelity Commodity Strategy Central Fund	15,535,021	14,443,413	1,869,544	224,696	(15,512)	2,412,942	30,506,320	283,437	4.5%
Fidelity Emerging Markets Debt Local Currency Central Fund	25,654,408	9,093,709	1,503,448	1,680,785	(133,700)	(38,322)	33,072,647	350,941	5.0%
Fidelity Emerging Markets Equity Central Fund	105,970,885	11,937,862	40,831,583	1,727,867	6,799,032	25,758,891	109,635,087	298,302	3.0%
Fidelity Floating Rate Central Fund	15,101,526	1,566,048	10,912,792	493,461	(408,853)	213,571	5,559,500	59,081	0.3%
Fidelity High Income Central Fund	35,283,693	3,731,730	27,644,182	1,179,502	1,434,011	(1,515,059)	11,290,193	102,834	0.8%
Fidelity Inflation-Protected Bond Index Central Fund	39,742,094	8,089,645	3,341,517	1,369,279	(889)	(678,777)	43,810,556	483,881	5.0%
Fidelity International Credit Central Fund	5,100,931	719,367	433,619	167,440	(52,840)	97,672	5,431,511	64,278	5.2%
Fidelity International Equity Central Fund	201,467,014	35,750,043	37,386,249	15,314,427	1,220,343	8,771,393	209,822,544	1,606,113	3.0%
Fidelity Investment Grade Bond Central Fund	846,658,597	213,483,790	86,489,279	29,982,795	10,695	(13,382,921)	960,280,882	9,768,880	2.1%
Fidelity Real Estate Equity Central Fund	4,228,200	533,944	358,236	83,772	11,003	714,161	5,129,072	32,403	0.5%
Fidelity Securities Lending Cash Central Fund	802,125	7,568,885	8,355,628	61,014	(7)	-	15,375	15,373	0.0%
Fidelity U.S. Equity Central Fund	351,456,813	82,074,161	69,923,084	38,596,124	3,169,133	32,737,961	399,514,984	2,361,618	1.7%
Total	1,808,147,091	518,432,330	391,926,509	95,712,506	12,032,350	55,091,512	2,001,776,774

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	27,208,893	883,663	1,802,236	10,141	247,738	4,055,092	30,593,150	492,564
Fidelity Enhanced Large Cap Value ETF	6,605,142	54,897	223,741	86,380	34,598	1,235,925	7,706,821	192,238
Fidelity Enhanced Mid Cap ETF	10,829,094	771,078	221,709	95,773	24,256	1,321,586	12,724,305	313,561
Fidelity Enhanced Small Cap ETF	33,096,196	-	5,004,498	242,683	1,056,216	8,721,153	37,869,067	784,201
Fidelity Fundamental Small-Mid Cap ETF	13,036,394	-	1,255,742	51,431	267,756	3,628,773	15,677,181	410,290
Fidelity Hedged Equity ETF	22,455,981	5,202,423	5,770,756	114,650	115,922	1,359,047	23,362,617	709,463
Fidelity Low Duration Bond ETF	103,100,977	-	-	3,425,200	-	(610,171)	102,490,806	2,040,024
Fidelity Managed Futures ETF	5,193,877	5,182,661	-	218,119	-	860,916	11,237,454	195,272
	221,526,554	12,094,722	14,278,682	4,244,377	1,746,486	20,572,321	241,661,401

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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